TAXES - Summarizes deferred tax assets resulting from differences between the financial reporting basis and tax basis of assets and liabilities (Details) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Summarizes deferred tax assets resulting from differences between the financial reporting basis and tax basis of assets and liabilities
Allowance for doubtful accounts	$ 30,905	$ 9,597
Deferred revenue	47,317	54,984
Total deferred tax assets	78,222	$ 64,581
Valuation allowance against the deferred tax assets	$ 0